SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    --------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 31, 2002


                             ADEPT TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)


         California                       0-27122                94-2900635
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer
        Incorporation)                                      Identification No.)

           150 Rose Orchard Way
           San Jose, California                           95134
(Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (408) 432-0888

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

         This report is being filed by the Registrant to report its financial results for the fourth quarter and fiscal year ended June 30, 2002. The press release issued by the Registrant relating to the financial results announcement is filed as Exhibit 99.1 to this report.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         The following exhibit is filed with this report on Form 8-K:

         Exhibit No.    Description

         99.1           Press Release of the Registrant issued on July 31, 2002.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ADEPT TECHNOLOGY, INC.



Date:  July 31, 2002        By:      /s/ Michael W. Overby
                                    ----------------------------------------
                                Michael W. Overby
                                Vice President and Chief Financial Officer

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